MML SERIES INVESTMENT FUND
MML Small Cap Growth Equity Fund
(the “Fund”)
Supplement dated February 1, 2022 to the
Prospectus dated May 1, 2021 and the
Summary Prospectus dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the information for Mario E. Abularach and Stephen Mortimer found under the heading Portfolio Manager(s) in the section titled Management (page 73 of the Prospectus) and under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on pages 117 and 118 of the Prospectus is hereby removed.
Effective immediately, the following information replaces the information for Mr. Angeli found under the heading Portfolio Manager(s) in the section titled Management (page 73 of the Prospectus):
Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004. Mr. Angeli is expected to step down as a portfolio manager of the Fund on or about January 31, 2023.
Effective immediately, the following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 73 of the Prospectus):
Ranjit Ramachandran, CFA is a Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since February 2022.
Effective immediately, the following information replaces the information for Mr. Angeli found on page 117 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Steven C. Angeli, CFA
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap
Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994. Mr. Angeli is expected to step down as a portfolio manager of the MML Small Cap Growth Equity Fund on or about January 31, 2023.
Effective immediately, the following information supplements the information for the Fund found beginning on page 117 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Ranjit Ramachandran, CFA
has been involved in portfolio management and securities analysis for the portion of the MML Small Cap
Growth Equity Fund managed in the small capitalization growth style since 2022. Mr. Ramachandran is a Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2014.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-21-04
SCGE-21-01

MML SERIES INESTMENT FUND
MML Small Cap Growth Equity Fund
(the “Fund”)
Supplement dated February 1, 2022 to the
Statement of Additional Information dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the information for Mario E. Abularach and Stephen Mortimer found beginning on page B-240 in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
Effective immediately, the following information replaces similar information for Wellington Management Company LLP related to the Fund found on page B-240 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of MML Small Cap Growth Equity are Steven C. Angeli, Daniel J. Fitzpatrick, Ranjit Ramachandran, and John V. Schneider. Mr. Angeli is expected to step down as a portfolio manager of MML Small Cap Growth Equity on or about January 31, 2023.
Effective immediately, the following information supplements the information related to the Fund found on page B-240 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Ranjit Ramachandran
Registered investment companies**	3	$1,609,597,125	0	$0
Other pooled investment vehicles	8	$32,716,953	1	$3,799,721
Other accounts	3	$9,105,368	1	$5,589,113

*
The information provided is as of December 31, 2021.

**
Does not include MML Small Cap Growth Equity.

Ownership of Securities:
As of December 31, 2021, Mr. Ramachandran did not own any shares of MML Small Cap Growth Equity.
Effective immediately, the following information replaces similar information related to the Fund found on pages B-240, B-241, and B-242 under the headings Conflicts of Interest and Compensation in the section titled Appendix C — Additional Portfolio Manager Information:
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment

Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Fitzpatrick, Kilbride, Manning, and Ramachandran also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2021.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington

Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli, Fitzpatrick, Kilbride, and Manning are Partners.
Fund	Benchmark and/or Peer Group
MML Focused Equity	Russell 1000 Index
MML Mid Cap Growth	Russell Mid Cap Growth Index
MML Small Cap Growth Equity (portfolio managed by Mr. Fitzpatrick)	Russell 2000 Index
MML Small Cap Growth Equity (portfolio managed by Messrs. Angeli, Ramachandran, and Schneider)	Russell 2000 Growth Index
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI-L7352 -21-03